SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 3, 2006
                            Amended February 8, 2006

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-50333                                          95-4810658
(Commission File Number)                       (IRS Employer Identification No.)


             17337 Ventura Blvd., Ste. 208 Encino, California 91316
                (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN
                  FISCAL YEAR.

         The text of the Form 8-K filed by Advanced Media Training, Inc. ("Registrant") on February 3, 2006 contained one (1) errant reference. The error was contained at the end of subparagraph (a) of Article Fourth of the
Certificate of Amendment. It read "($25,000,000)" and should have read "($25,000)." This same error was contained in the Certificate of Amendment. Registrant has since submitted another Certificate of Amendment to Certificate of Incorporation which, but for that single correction, is identical to the Certificate of Amendment described in Registrant's February 3, 2006 Form 8-K.

         The corrected Certificate of Amendment to Certificate of Incorporation which amends Registrant's Certificate of Incorporation reads as follows:

         FOURTH. The total number of shares of stock which the corporation is authorized to issue is:

                  (a)      Twenty-Five  Million  (25,000,000)
                  shares of common stock with a par value of one mil ($0.001) per share, amounting to Twenty-Five Thousand Dollars ($25,000).

                  (b)      At  the  effective  time  of  this
                  amendment each share of common stock in the
                  Corporation which is issued and outstanding
                  as  of   the   record   date   set  by  the
                  Corporation's Board of Directors shall be subject to a six (6) for one (1) forward split with any all fractional shares shall be rounded to the nearest whole.

         The record date of February 3, 2006 and the effective/distribution date of February 10, 2006 were not changed.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCED MEDIA TRAINING, INC.,
                                           A Delaware corporation (Registrant)


Date: February 8, 2005                BY:  /S/ BUDDY YOUNG
                                           ------------------------------------
                                           BUDDY YOUNG, Chief Executive Officer


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